As filed with the Securities and Exchange Commission on November 23, 1999



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 November 23, 1999




                         COOPER TIRE & RUBBER COMPANY
            (Exact name of registrant as specified in its charter)


           DELAWARE                 1-4329                    34-4297750
        (State or other          (Commission	          (I.R.S. employer
         jurisdiction of         File Number)            identification no.)
         incorporation)


                  Lima and Western Avenues, Findlay, Ohio 45840
                    (Address of principal executive offices)
                                  (Zip Code)


                                (419) 423-1321
              (Registrant's telephone number, including area code)
























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
Item 5.     Other Events.
------      ------------

On November 23, 1999, Cooper Tire & Rubber Company ("Cooper") announced an agreement to acquire the automotive fluid handling division of Invensys plc, for a purchase price of $244.5 million. This transaction has been approved by Cooper's Board of Directors and is subject to the satisfaction of customary closing conditions, including regulatory clearances.



Item 7.     Financial Statements and Exhibits.
------      ---------------------------------

    (c) The following exhibit is filed as part of this report:

        Cooper's press release dated November 23, 1999 announcing its acquisition of the automotive fluid handling division of Invensys plc.









                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, Cooper has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COOPER TIRE & RUBBER COMPANY


                                        By: /S/ Eileen B. White
                                            ----------------------
                                            Corporate Controller
                                            (Principal Accounting Officer)

November 23, 1999
-----------------
     (Date)




















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



                               INDEX TO EXHIBITS
                                  DESCRIPTION

Item 7.(c)

     Cooper's press release dated November 23, 1999 announcing its acquisition of the automotive fluid handling division of Invensys plc.
























































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
COMPANY CONTACT:  PHILIP G. WEAVER                       FOR IMMEDIATE RELEASE
                  419-424-4320                           NOVEMBER 23, 1999


                      COOPER TIRE & RUBBER COMPANY TO ACQUIRE
                      ---------------------------------------
                   AUTOMOTIVE FLUID HANDLING DIVISION OF INVENSYS
                   ----------------------------------------------


FINDLAY, OHIO, NOVEMBER 23, 1999 - COOPER TIRE & RUBBER COMPANY (NYSE:CTB) today announced an agreement to acquire the automotive fluid handling division of Invensys plc, for a purchase price of $244.5 million.

For the twelve months ending September 30, 1999, this automotive fluid handling division reported sales of approximately $400 million and earnings before certain restructuring charges and interest, taxes, depreciation and amortization (EBITDA) of approximately $34 million. Net operating assets of the business, measured on a US GAAP basis and without regard to goodwill, are approximately $163 million.

The division, which operates under the name Siebe Automotive, is headquartered in Southfield, Michigan and manufactures fluid handling automotive components, modules and sub-systems, selling directly to most major vehicle manufacturers. The company employs nearly 4000 people in 16 operating locations with business extending across North and South America, Europe and Australia. North America and Europe represent 53 percent and 37 percent of sales, respectively.

Cooper Chairman and CEO, Patrick W. Rooney said, "This acquisition is consistent with our Cooper 21 strategic plan to grow our automotive operations. Last month we finalized our purchase of The Standard Products Company and enhanced our growth in sealing products. This acquisition will give us the ability to grow another of our core product groups. We are pleased to enhance our own hose manufacturing capabilities with the fine products and good people who come with this business unit."

Thomas A. Dattilo, Cooper President and COO, commented further, "This acquisition fits strategically into our growth plans. Not only do we gain an experienced global management team already in place, but there are significant growth opportunities already underway for this automotive business. The business now in place should enable us to increase sales in this unit at a compounded annual growth rate of 10% over 1999 levels through 2002. We are fortunate that Invensys plc's decision to exit this field has opened this opportunity for Cooper. It is our expectation that this business will be slightly accretive for the year 2000 and will further enhance earnings in the years thereafter.

Continuing, Dattilo said, "Adding this fluid handling business to our own hose division creates an enormous global capability for Cooper to supply the world automotive industry. We will now concentrate on managing the integration of both new business units and expanding the capability of each to create value for our shareholders."

This transaction has been approved by Cooper's board of directors and is subject to the satisfaction of customary closing conditions, including regulatory clearances. Completion of this acquisition is expected to take place early in 2000.









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
Company Description

Cooper Tire & Rubber Company is headquartered in Findlay, Ohio and specializes in the manufacture and marketing of rubber and plastic products. Products for Cooper's tire group include automobile, motorcycle and truck tires, inner tubes, tread rubber and equipment for the replacement market. In the automotive group, Cooper is an original equipment supplier of sealing, trim, vibration control and hose systems for the automotive industry in North
America, Europe and South America.   Other products for this group include
rubber and plastic sealing components for the refrigeration industry in North America. Cooper has more than 20,000 employees and 50 manufacturing facilities in nine countries. For more information, visit the company's web site at: www.coopertire.com.

Forward-Looking Statements

This report contains forward-looking statements regarding expectations for future financial performance which involve uncertainty and risk. It is possible the company's future financial performance may differ from expectations due to a variety of factors including, but not limited to: changes in economic and business conditions in the world, increased competitive activity, achieving sales levels to fulfill revenue expectations, consolidation among its competitors and customers, technology advancements, unexpected costs and charges, fluctuations in raw material and energy prices, changes in interest and foreign exchange rates, regulatory and other approvals, the cyclical nature of the automotive industry, risks associated with integrating the operations of The Standard Products Company and the automotive fluid handling division of Invensys, and the failure to achieve synergies or savings anticipated in both acquisitions, and other unanticipated events and conditions.

It is not possible to foresee or identify all such factors. Any forward-looking statements in this report are based on certain assumptions and analyses made by the company in light of its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Prospective investors are cautioned that any such statements are not a guarantee of future performance and actual results or developments may differ materially from those projected. The company makes no commitment to update any forward-looking statement included herein, or to disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement.

























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